SECURITIES AND EXCHANGE COMMISSION

                             Washington D. C. 20549



                                   FORM 8-K/A



                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                     Securities and Exchange Act of 1934


                      Date of Report:  August 28, 2000
                      Resubmitted: May 15, 2001


                      Interactive Multimedia Network, Inc.
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


                                  Delaware
                ----------------------------------------------
                (State or Other Jurisdiction of Incorporation)


             0-24189                              65-0488983
     ------------------------      ------------------------------------
     (Commission File Number)      (IRS Employer Identification Number)


              3163 Kennedy Boulevard, Jersey City, NJ  07306
            ----------------------------------------  ----------
            (Address of Principal Executive Offices)  (Zip Code)


                          (201) 217-4137
              -----------------------------------------------
              (Registrant's Phone Number, Including Area Code)

ITEM 4.  Changes in Registrant's Certifying Accountants.

(a) On July 10, 2000 The client-auditor relationship between the Registrant and Williams & Webster, P.S. ("Williams") ceased. During their tenure Williams did not issue a report that either contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting participles.

During the period of Williams' engagement for the Registrant there were no disagreements between the Registrant and Williams on any matter of accounting principles or practices, financial statement disclosure, or audit scope and procedure.

(b) The Board of Directors of Registrant engaged Mark Cohen, C.P.A. as its independent accountants. Prior to this engagement the Registrant had not utilized the services of nor consulted with Mr. Cohen.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          /s/  Richard J. Verdiramo
Date:                                By: --------------------------
                                         Richard J. Verdiramo, Secretary




Exhibits.  Letters from Accountants, or other items applicable to situation, if any.

           Exhibit 16.1  Accountants' Letter